Exhibit 99.2
Third Quarter 2023 Results November 2, 2023

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 2 2, 2023 Cautionary Statements Forward-Looking Statements: This presentation and the accompanying webcast include “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Such forward-looking statements include, among others, the following: our expected financial performance and outlook, including our 2023 guidance for GEOs, DD&A expense per GEO, and effective tax rate; operators’ expected operating and financial performance, including production, deliveries, mine plans, environmental and feasibility studies, technical reports, mine facilities, mineral resources and reserves, development, and asset assessments (including Barrick’s preliminary economic assessment at the Fourmile Project and Centerra’s full asset optimization review); our strategies of acquiring precious metal assets in safe jurisdictions operated by high quality counterparties and of using non-dilutive financing to acquire those assets; the timing of royalty payments and metal deliveries, including royalty contributions from Peñasquito and deferred amounts at Pueblo Viejo; and repayment of outstanding balances on our revolving line of credit. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation: a lower-price environment for gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including inaccuracies in operators’ disclosures, variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards and risks (including from climate change), labor disputes, distribution and supply chain disruptions, permitting and licensing issues, or operational disruptions; contractual issues involving our stream or royalty agreements; delays in the completion of the plant expansion at Pueblo Viejo; adverse results of Centerra’s Mount Milligan asset optimization studies and Barrick’s assessment of the Four Mile project; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; potential cyber-attacks, including ransomware; adverse economic and market conditions, including as a result of government policies, war, natural disasters, and public health issues; changes in laws or regulations governing us, operators or operating properties; pandemics and epidemics, and any related government policies and actions; and other risk factors described in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted. Statement Regarding Third-Party Information: Certain information provided in this press release, including production estimates, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. ..

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 3 2, 2023 Martin Raffield Vice President, Operations Today’s Speakers Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 4 2, 2023 Q3 2023 Overview • Highlights • Revenue of $138.6M • Cash flow from operations of $98.1M • Net income of $49.3M, or $0.75/share • $0.76/share after adjustments1 • $24.6M dividends paid • $75M repayment on revolving credit facility • Available liquidity of approximately $768M

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 5 2, 2023 71% 29% Q3 2023 Revenue GEOs2 of 71,900 and revenue of $138.6 million $138.6M Royalty Segment $39.6M Stream Segment $99.0M +21% YoY Higher contribution from Cortez Legacy Zone New contribution from Cortez CC Zone and King of the Hills Lower contribution from Peñasquito ~0% YoY Higher contribution from Khoemacau, Rainy River and Andacollo Lower contribution from Mount Milligan and Pueblo Viejo

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 6 2, 2023 Operator Updates3 Mount Milligan • Mine sequencing and transitional ore impacted recoveries • 2023 guidance: • Gold: 150,000 – 160,000 oz (adjusted from 160,000 – 170,000 oz) • Copper: 60 – 70M lb (low end expected) Pueblo Viejo • Commissioning of plant expansion continuing • Silver deliveries of 171,100 oz in Q3 • Additional 80,600 oz deferred Cortez • Fourmile conceptual preliminary economic assessment • Potential gold production of 300,000 – 400,000 oz/year • Ongoing drilling and assessment of exploration decline underway

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 7 2, 2023 Q3 2023 Revenue * LBMA PM fixing price for gold, LBMA daily fixing price for silver, LME settlement price for copper. Gold Silver Copper Others AVERAGE METAL PRICES* $1,729 $1,928 Q3 '22 Q3 '23 Gold $19.23 $23.57 Q3 '22 Q3 '23 Silver $3.51 $3.79 Q3 '22 Q3 '23 Copper +12% +23% +8% TOTAL REVENUE Q3 '22 Q3 '23 +5% GOLD 78% Q3 2023 REVENUE BY METAL $138.6M $131.4M 10% 11% SILVER COPPER

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 8 2, 2023 Q3 2023 Financial Results • $138.6M revenue • $9.9M G&A • $40.1M DD&A, or $558/GEO2 • $7.3M interest expense • 17.8% effective tax rate • $49.3M net income, or $0.75/share • $49.7M net income, or $0.76/share, adjusted1 to exclude: • $(0.5)M, or $(0.01)/share – change in fair value in equity securities • $0.1M, or $0.00/share – tax effect of above adjustment • $98.1M operating cash flow

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 9 2, 2023 September 30, 2023 Liquidity • $325M drawn on revolving credit facility • $75M repayment made September 6, 2023 • Approximately $768 of liquidity available: • No material financial commitments September 30, 2023 Amount (US$ M) Undrawn revolving credit facility 675 Working capital 93 Total available liquidity $768

ROYAL GOLD, INC. | THIRD QUARTER 2023 RESULTS | NOVEMBER 10 2, 2023 Endnotes 1. Adjusted net income and adjusted net income per share are non-GAAP financial measures. See Schedule A to the accompanying press release dated November 1, 2023, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 3. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators.

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com